Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 26, 2022 (the “Effective Date”), is made and entered into by and between Root, Inc., (the “Company”) and the undersigned parties listed on the signature pages hereto under “Holders” (together with any holder(s) of a Warrant (as defined below) that becomes a party to this Agreement pursuant to Section 7(e), the “Holders” and each a “Holder”).

WHEREAS, in connection with the transactions contemplated by that certain Term Loan Agreement (the “Credit Agreement”), dated as of the Effective Date, by and among Caret Holdings, Inc., as borrower, the Company, the other loan parties from time to time party thereto, the lenders from time to time party thereto and Acquiom Agency Services LLC, as administrative agent, the Company has agreed to issue to the Holders two tranches of warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase Class A Common Stock pursuant to and subject to the terms of those Warrants;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

Section 1. Definitions.

For the purposes of this Agreement, all references to “Sections” shall be to Sections of or to this Agreement.

Except as otherwise defined herein, as used in this Agreement, the following terms have the following meanings:

(a) “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) with respect to the relationship between or among two (2) or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

(b) “Board” means the Board of Directors of the Company, or a duly authorized committee thereof.

(c) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(d) “Carvana Investment Agreement” means that certain Investment Agreement, dated as of August 11, 2021, by and between Root, Inc. and Carvana Group, LLC.

(e) “Class A Common Stock” means the Class A common stock of the Company, par value $0.0001.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

(g) “Investor Rights Agreement” means that certain Fifth Amended and Restated Investors’ Rights Agreement (as amended, supplemented or otherwise modified from time to time), dated as of November 25, 2019, by and among Root Stockholdings, Inc., a Delaware corporation, each Investor listed therein, and any holder of a Lender Warrant (as defined therein) that becomes a party thereto.

(h) “IRA Holder” means as any “Holder” as defined in the Investor Rights Agreement.

(i) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(j) “Registrable Securities” means the Class A Common Stock acquired, directly or indirectly, by a Holder upon the conversion or exercise of the Warrants, including any securities acquired as a result of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such Class A Common Stock or securities, or any stock dividend or stock distribution in respect of such Class A Common Stock or securities, in each case whether now owned or hereinafter acquired; provided, however, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; (ii) such Registrable Securities shall have been sold in accordance with Rule 144; or (iii) such Registrable Securities have ceased to be outstanding.

(k) “Registration Expenses” means all expenses incurred in connection with the performance of or compliance with this Agreement and/or in connection with any registration or any offering and sale pursuant to this Agreement, including registration, qualification, listing and filing fees (including, without limitation, all SEC and Financial Industry Regulatory Authority filing fees), printing expenses, all transfer agent and registrar fees and expenses, fees and disbursements of counsel for the Company and all accountants and other Persons retained by the Company (including any comfort letters), any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities (which shall not include underwriting discounts, selling commissions, or fees and disbursements of counsel for the underwriters), as well as all internal fees and expenses of the Company. “Registration Expenses” shall not include any transfer taxes applicable to the sale or transfer by a Holder of Registrable Securities pursuant to this Agreement. Nothing in this definition shall impact any agreement on expenses solely between the Company and any underwriter.

(l) “Rule 144” means Rule 144 promulgated under the Securities Act (or any successor provision).

(m) “Securities Act” means the Securities Act of 1933, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

(n) “Selling Expenses” means, for each Person that sells securities pursuant to a shelf registration or piggyback registration, all underwriting discounts and selling commissions applicable to the Registrable Securities sold for such Person’s account and all stock transfer taxes applicable to the sale or transfer of such Person’s Registrable Securities, and other selling expenses associated with effecting any sales of Registrable Securities under any registration statement which are not included as Registration Expenses.

(o) “Special Registration Statement” means (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to Class A Company Stock (or other securities) issued upon conversion of debt securities.

(p) “Underwritten Offering” means an underwritten offering including all or part of the Registrable Securities held by a Holder.

Section 2. Registration Rights.

(a) Unlimited Piggyback Registration Rights. The Company shall notify the Holders in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including any shelf registration statements or other registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. If a Holder desires to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(i) Underwriting. If the registration statement of which the Company gives notice under this Section 2(a) is for an Underwritten Offering, the Company shall so advise the Holders. In such event, the right of a Holder to include Registrable Securities in a registration pursuant to this Section 2(a) shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. Such Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Offering by the Company. If such Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the registration.

(ii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a) whether or not a Holder has elected to include Registrable Securities in such registration, and shall promptly notify such Holder of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with the terms herein.

(b) Right to Participate. A Holder may participate in an Underwritten Offering hereunder only if such Holder (i) agrees to sell such Registrable Securities on the basis provided in any underwriting agreement in customary form with the underwriters and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably requested under the terms of such underwriting arrangements customary for selling stockholders to enter into in secondary underwritten public offerings, provided that any underwriting agreement shall contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holder as are customarily made by issuers to selling stockholders in secondary underwritten public offerings.

(c) Priority of Securities Offered Pursuant to Underwritten Offerings. If the managing underwriter of an Underwritten Offering shall advise the Company that in its reasonable opinion the number of securities of the same class as the Registrable Securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such Underwritten Offering the maximum number of such securities that such underwriter or agent, as applicable, advises can be sold without having such adverse effect, allocated (i) first, in accordance with the Investor Rights Agreement and the Carvana Investment Agreement, (ii) second, to any Registrable Securities requested to be registered by the Holders, and (iii) finally, to any other securities requested to be included in such Underwritten Offering.

(d) Postponement; Suspensions.

(i) The Company may postpone or suspend the commencement of an Underwritten Offering in its sole discretion. The Company shall provide prompt written notice to the Holders of (x) any postponement of the commencement of, or suspension of, an Underwritten Offering, (y) the Company’s decision to commence or recommence such Underwritten Offering following such postponement or suspension and (z) the commencement or recommencement of such Underwritten Offering.

(ii) Each Holder agrees that, except as required by applicable law, it shall treat as confidential the receipt of any notice of postponement or suspension (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such notice of postponement or suspension without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by breach of the terms of this Agreement.

Section 3. Registration Procedures.

(a) In connection with the filing of any registration statement pursuant to this Agreement, the Company shall use commercially reasonable efforts to, as promptly as reasonably practicable:

(i) prepare and file with the SEC such pre- and post-effective amendments and supplements to a Shelf Registration Statement, and the prospectus used in connection therewith or any free writing prospectus (as defined in SEC rules) as may be required by applicable securities laws or reasonably requested by a Holder or any managing underwriter(s) to maintain the effectiveness of such registration and to comply with the provisions of applicable securities laws with respect to the disposition of all securities covered by such registration statement during the period in which such registration statement is required to be kept effective;

(ii) furnish to each Holder of the securities being registered and each managing underwriter without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such registration statement by reference and that are publicly available), such number of copies of the prospectus contained in such registration statement and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as a Holder or any managing underwriter(s) may reasonably request;

(iii) register or qualify all Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as a Holder or any managing underwriter(s) may reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction where it would not otherwise be required to qualify but for this Section, or to consent to general service of process in any such jurisdiction, or to be subject to any material tax obligation in any such jurisdiction where it is not then so subject;

(iv) promptly notify each Holder and any managing underwriter(s) at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, to promptly prepare and furnish without charge to any Holder or any managing underwriter(s) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(v) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(vi) cooperate with each Holder and any managing underwriter(s) to facilitate the transfer of such Registrable Securities to be sold into book-entry form, and enable such Registrable Securities to be issued for such number of shares and registered in such names as a Holder or any managing underwriter(s) may reasonably request;

(vii) list all Registrable Securities covered by such registration statement on any securities exchange on which any such class of securities is then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing of such securities that are reasonably within the control of the Company;

(viii) notify each Holder and any managing underwriter(s), promptly after it shall receive notice thereof, of the time when such registration statement, or any post-effective amendments to the registration statement, shall have become effective;

(ix) to make available to each Holder and any managing underwriter(s) as soon as reasonably practicable after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, an executed copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and any item of correspondence received from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such registration statement, it being understood that such Holder shall and shall cause its representatives to keep such materials confidential. The Company will as soon as reasonably practicable notify each Holder and any managing underwriter(s) of the effectiveness of such registration statement or any post-effective amendment or the filing of the prospectus supplement contemplated herein. The Company will as soon as reasonably practicable respond reasonably and completely to any and all comments received from the SEC or the staff of the SEC, with a view towards causing such registration statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such registration statement or any amendment thereto will not be subject to review;

(x) advise each Holder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use commercially reasonable efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued, (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and (C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;

(xi) upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available for inspection by one representative on behalf of a Holder whose Registrable Securities are included in such registration statement and any managing underwriter(s), and any attorney, accountant or other agent retained by such Holder or underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records and corporate documents of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, sales or placement agent, underwriter, attorney, accountant or agent to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act that is customary for a participant in a securities offering in connection with such registration statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties;

(xii) if requested by a Holder or any managing underwriter(s), promptly incorporate in a prospectus supplement or post-effective amendment such information as such Holder or managing underwriter(s) reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder, the purchase price being paid therefor by any underwriters and with respect to any other terms of an Underwritten Offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(xiii) cooperate with each Holder and any managing underwriter(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority;

(xiv) in the case of an Underwritten Offering, (i) enter into such customary agreements (including an underwriting agreement in customary form), (ii) take all such other customary actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Company personnel to reasonably cooperate with each Holder and the underwriter(s) in connection with performing due diligence) and (iii) cause its counsel to issue opinions of counsel addressed and delivered to the underwriter(s) in form, substance and scope as are customary in Underwritten Offerings, subject to customary limitations, assumptions and exclusions;

(xv) in the case of an Underwritten Offering, cause members of senior management of the Company to be available to participate in, and to reasonably cooperate with the managing underwriter(s) in connection with customary marketing activities (including select conference calls, one-on-one meetings with prospective purchasers and road shows); and

(xvi) if requested by the managing underwriter(s) of an Underwritten Offering, use commercially reasonable efforts to cause to be delivered, upon the pricing of any Underwritten Offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings.

(b) As a condition precedent to the obligations of the Company to file any registration statement covering Registrable Securities, each Holder shall furnish in writing to the Company such information regarding such Holder (and any of its Affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities and such other information requested by the Company as is reasonably necessary or advisable for inclusion in the registration statement relating to such offering pursuant to the Securities Act.

Each Holder agrees by acquisition of the Registrable Securities that (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(iv), such Holder shall discontinue its disposition of Registrable Securities pursuant to such registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(iv); (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (A) of Section 3(a)(x), such Holder shall discontinue its disposition of Registrable Securities pursuant to such registration statement until such Holder’s receipt of the notice described in clause (C) of Section 3(a)(x); and (iii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (B) of Section 3(a)(x), such Holder shall discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until such Holder’s receipt of the notice described in clause (C) of Section 3(a)(x).

Section 4. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify, hold harmless and reimburse, to the fullest extent permitted by law, each Holder, its partners, officers, directors, employees, advisors, representatives and agents, and each other Person, if any, who controls such Holder or any of the foregoing within the meaning of the Securities Act or the Exchange Act, against any and all losses, penalties, liabilities, claims, damages and expenses, joint or several (including, without limitation, reasonable and documented attorneys’ fees, out-of-pocket expenses and costs of investigation), as incurred, to which such Holder or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, penalties, liabilities, claims, damages and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus, free writing prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation of the Securities Act or state securities laws or rules thereunder by the Company relating to any action or inaction by the Company in connection with such registration; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, penalty, liability, claim, damage (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such Holder which is furnished to the Company by such Holder specifically for use in such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by a Holder. In connection with any registration statement in which a Holder is participating, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify (in the same manner and to the same extent as set forth in Section 4(a)) the Company, each member of the Board, each officer, employee and agent of the Company and each other Person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by such Holder expressly for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement and has not been corrected in a subsequent registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim; provided, however, that such Holder shall not be liable for any amounts in excess of the net proceeds received by such Holder from sales of Registrable Securities pursuant to the registration statement to which the claims relate. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, such indemnified party shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses or (B) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that the party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its written consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party of all liability in respect to such claim or litigation or (ii) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.

(d) Contribution. If the indemnity provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to the Company or a Holder, or is insufficient to hold harmless an indemnified party or is otherwise unenforceable with respect to any loss referred to herein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. In connection with any registration statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, a Holder shall not be required to contribute an amount greater than the net proceeds received by such Holder from sales of Registrable Securities pursuant to the registration statement to which the claims relate (after taking into account the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities).

(e) No Exclusivity. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

Section 5. Covenants Relating to Rule 144. The Company shall use commercially reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and to take such further action as a Holder may reasonably request to enable such Holder to sell Registrable Securities without registration under the Securities Act from time to time within the limitation of the exemptions provided by Rule 144. The Company shall, in connection with any request by such Holder in connection with a sale, transfer or other disposition by such Holder of any Registrable Securities pursuant to Rule 144 either currently or prospectively with unspecified timing, promptly cause (and in no event longer than three (3) Business Days after request) the removal of any restrictive legend or similar restriction on the Registrable Securities, and, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of the Company’s transfer agent for such number of shares and registered in such names as such Holder may reasonably request and to provide a customary opinion of counsel and instruction letter required by the Company’s transfer agent.

Section 6. Registration Expenses. All Registration Expenses incurred in connection with the performance of or compliance with this Agreement and/or in connection with any registration statement under this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of a Holder shall be borne by such Holder. The obligation of the Company to bear the expenses provided for in this paragraph shall apply irrespective of whether a registration statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.

Section 7. Miscellaneous.

(a) Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort, statute or otherwise) that may be based upon, arising out of or relating to this Agreement or any of the transactions contemplated hereby or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or relating to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the internal laws of the State of Delaware, including its statute of limitations, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Each of the parties hereto agrees, with respect to any action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) to submit to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the federal court of the United States of America sitting in Delaware, and appellate courts thereof, or, if (and only if) each of such Court of Chancery for the State of Delaware and such federal court finds it lacks subject matter jurisdiction, any state court within the State of Delaware. Service of process, summons, notice or document to any party’s address and in the manner set forth in this Section 7 shall be effective service of process for any such action.

(b) Notices. Any and all notices or other communications or deliveries to be provided by a Holder hereunder shall be in writing and delivered personally or e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 80 E. Rich Street, Suite 500, Columbus, OH 43215, Attention: Jon Allison, General Counsel, email address: legal@joinroot.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to a Holder at the e-mail address or address of such Holder provided by such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(c) Amendment. This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders holding at least a majority of the Registerable Securities then outstanding.

(d) Term. This Agreement shall terminate upon the date that there are no Registrable Securities outstanding, except with respect to the provisions of Section 4 and this Section 7, each of which shall survive such termination and remain valid and binding obligations of the parties hereto.

(e) Additional Holders. If either (i) the Company issues additional Warrants pursuant to the Credit Agreement to any Person or (ii) a Holder assigns all or any portion of its Registerable Securities or right to receive Registerable Securities under any Warrants to any Person, in each case for clause (i) or (ii), such Person may become a party to this Agreement by executing and delivering an additional counterparty signature page to this Agreement, and shall thereafter be deemed a “Holder” for all purposes hereunder.

(f) Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company and the Holders have caused this Agreement to be executed as of the date first above indicated.

COMPANY

ROOT, INC.
a Delaware corporation

By:	/s/ Daniel Rosenthal
Name: Daniel Rosenthal
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

HOLDERS

PDL SCO LP
By its General Partner, PDL SCO GP, Ltd.

By:	/s/ Pearce Wilder Brisbin
Name: Pearce Wilder Brisbin
Title: Director

[Signature Page to Registration Rights Agreement]

TELEMATIC OFFSHORE, LTD.
By: BlackRock Financial Management, Inc., its Manager

By:	/s/ Jeff Dunbar
Name: Jeff Dunbar
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

AGS 2021 OFFSHORE HOLDINGS II, L.P.
By: BlackRock Financial Management, Inc., its manager

By:	/s/ Pam Chan
Name: Pam Chan
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

GLOBAL CREDIT OPPORTUNITIES II FUND A MASTER SCSP
By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Mark Lawrence
Name: Mark Lawrence
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

GSO II FUND B (INVESTMENT 2), L.P.
By: BlackRock Financial Management, Inc., its portfolio manager

By:	/s/ Mark Lawrence
Name:	Mark Lawrence
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Mark Lawrence
Name:	Mark Lawrence
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

BLACKROCK CAPITAL MARKETS, LLC

By:	/s/ Brent Patry
Name:	Brent Patry
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

TENNENBAUM SENIOR LOAN FUND II, LP
TENNENBAUM SENIOR LOAN FUND V, LLC
TCP DIRECT LENDING FUND VIII-A, LLC
RELIANCE STANDARD LIFE INSURANCE COMPANY
PHILADELPHIA INDEMNITY INSURANCE COMPANY

On behalf of each of the above entities:

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

	By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

TCP DLF VIII 2018 CLO, LLC
By: SERIES I of SVOF/MM, LLC
Its: Collateral Manager

	By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

BLACKROCK DLF IX 2019 CLO, LLC
BLACKROCK DLF IX 2019-G CLO, LLC
BLACKROCK DLF IX 2020-1 CLO, LLC
BLACKROCK DLF IX CLO 2021-1, LLC
BLACKROCK DLF IX CLO 2021-2, LLC

By: BlackRock Capital Investment Advisors, LLC.
Its: Collateral Manager

	By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

[Signature Page to Registration Rights Agreement]

BLACKROCK DLF IX ICAV
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING IX-U
(IRELAND)

By: BlackRock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

BLACKROCK DLF IX ICAV
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING IX-L
(IRELAND)

By: BlackRock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

BLACKROCK DIRECT LENDING IX-U
(LUXEMBOURG) SCSP

By: BlackRock Capital Investment Advisors, LLC
Its: Investment Manager

By:	/s/ Phillip Tseng
Name: Phillip Tseng
Title: Managing Director

[Signature Page to Registration Rights Agreement]